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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) October 24, 2003
                                                         ----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      1-13936             52-1940834
         --------                   -------------          ----------
(State or other Jurisdiction of      (Commission          (IRS Employer
 Incorporation or Organization)      File Number)         Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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      On October 24, 2003, BostonFed Bancorp,  Inc. completed its acquisition of seven branch offices from Encore Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Attached as Exhibit 99.1 is a copy of the press release announcing the consummation of the acquisition of the seven branch offices. It is impracticable at this time to provide the required financial statements and pro forma financial information. Such statements and information will be filed as soon as practicable but no later than January 7, 2004.






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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BOSTONFED BANCORP, INC.



Dated: October 28, 2003               By: /s/ John A. Simas
                                          --------------------------------------
                                          Name:  John A. Simas
                                          Title: Executive Vice President,
                                          Chief Financial Officer and Secretary






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                                  EXHIBIT INDEX


Exhibit 99.1   Press Release dated October 28, 2003